SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        AMENDMENT NO. 2 ON FORM 8-K/A TO
                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  July 16, 2002



                                Ault Incorporated
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Minnesota                   0-12611                    41-0842932
----------------------------      ----------------            ----------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)



7105 Northland Terrace
Minneapolis, MN 55428-1028                                55428
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (763) 592-1900

Items 1, 3, 4, 5, 6, 8 and 9 are not applicable and are therefore omitted. Items 2 and 7 are amended to add the information which follows:

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------

         On July 16, 2002, Ault Incorporated (the "Company") purchased a portion of the operating assets of the Power General division of Nidec America Corporation (the "Seller") pursuant to an Asset Purchase Agreement between the Company and the Seller dated July 16, 2002 (the "Purchase Agreement").

         The Company filed a Current Report on Form 8-K on July 31, 2002 to report the closing of the transactions contemplated by the Purchase Agreement. The Company also filed an Amendment No. 1 to Form 8-K on September 30, 2002 to include financial statements and pro forma financial information required by
Item 7 of Form 8-K.

         This Amendment No. 2 to Form 8-K is being filed to include as an exhibit a further consent of PricewaterhouseCoopers LLP.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

23.1     Consent of PricewaterhouseCoopers LLP

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        AULT INCORPORATED

                                        By: /s/ Donald L. Henry
                                           -----------------------------
                                        Donald L. Henry
                                        Chief Financial Officer


Dated: October 18, 2002